Kasper Jakobsen President and CEO Morgan Stanley Global Consumer & Retail Conference November 15, 2016

Safe Harbor Statement 2 Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the fact they use words such as “should,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe” and other words and terms of similar meaning and expression. Such statements are likely to relate to, among other things, a discussion of goals, plans and projections regarding financial position, results of operations, cash flows, market position, market growth and trends, product development, product approvals, sales efforts, expenses, capital expenditures, performance or results of current and anticipated products and the outcome of contingencies such as legal proceedings and financial results. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations that involve inherent risks, uncertainties and assumptions that may cause actual results to differ materially from expectations as of the date of this presentation. These risks include, but are not limited to: (1) the ability to sustain brand strength, particularly the Enfa family of brands; (2) the effect on the company's reputation of real or perceived quality issues; (3) the effect of regulatory restrictions related to the company’s products; (4) the adverse effect of commodity costs; (5) increased competition from branded, private label, store and economy-branded products; (6) the effect of an economic downturn on consumers' purchasing behavior and customers' ability to pay for product; (7) inventory reductions by customers; (8) the adverse effect of changes in foreign currency exchange rates; (9) the effect of changes in economic, political and social conditions in the markets where we operate; (10) changing consumer preferences; (11) the possibility of changes in the Women, Infant and Children (WIC) program, or participation in WIC; (12) legislative, regulatory or judicial action that may adversely affect the company's ability to advertise its products, maintain product margins, or negatively impact the company’s reputation or result in fines or penalties that decrease earnings; and (13) the ability to develop and market new, innovative products. For additional information regarding these and other factors, see the company’s filings with the United States Securities and Exchange Commission (the SEC), including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which filings are available upon request from the SEC or at www.meadjohnson.com. The company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Factors Affecting Comparability – Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. The items included in GAAP measures, but excluded for the purpose of determining the non-GAAP financial measures, include significant income/expenses not indicative of underlying operating results, including the related tax effect and, at times, the impact of foreign exchange. The non-GAAP measures represent an indication of the company’s underlying operating results and are intended to enhance an investor’s overall understanding of the company’s financial performance and ability to compare the company’s performance to that of its peer companies. In addition, this information is among the primary indicators the company uses as a basis for evaluating company performance, setting incentive compensation targets and planning and forecasting of future periods. This information is not intended to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP. For more information: Kathy MacDonald, Vice President – Investor Relations, Mead Johnson Nutrition Company, 847-832-2182, kathy.macdonald@mjn.com

Investment Thesis Intact 3 2.4% 2.4% 2.8% 2013 2015E 2017E Sources: (1) World Bank Global Economic Prospects, June 2016. (2) World Bank, November 2016; Top 8 MJN markets. (3) OECD Development Centre, The Emerging Middle Class in Developing Countries, Working Paper No. 285. (4) Estimates based on trailing twelve month totals as of June 2007, 2010 and 2015 for Nielsen, IMS, and CCR data for markets which represents approx. 90% of total estimated routine MJN IF/CN global retail market sales dollars. Based on 24 MJN markets. Global GDP Growth(1) Growth of Middle Class (in Billions)(3) Economic Growth and Job Creation Middle Class and Dual-Income Families Emerge Increasing Spend on Premium Nutrition 1.8 3.2 4.9 2009 2020E 2030E 53% 68% 78% 2007 2010 2015 Premium Category Sales (% of total)(4) Women in the Workforce (in Millions)(2) Increasing Number of Women in Workforce 351 405 436 1990 2001 2014

Near-term Headwinds and Tailwinds 4 • Weak macroeconomic environment • Hong Kong channel • Mixed execution performance – United States – Philippines • Well executed strategy yields results: – China – Mexico – Canada – Europe ChallengesGood Progress

North America and Europe 5

Despite Challenges, U.S. Market Remains Attractive Infant Formula Value Share 34% 36% 38% 40% 42% 44% 6Source: Nielsen Total US XAOC, Infant includes routine and specialty products • Strong competitive activity • MJN execution lapses • Addressing internal execution • Increasing demand-generating investments • Recovery takes time—as we acquire a new cohort of babies Top Competitor Enfamil

Increasing Demand-Generating WIC* Investment


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Abbott
Nestle

WIC Statistics

- In 2015, ~47% of babies in the U.S. benefited from WIC; program participation is declining
- MJN is WIC segment leader
- Contracts for ~1/3 of WIC births up for bid in 2017
- Higher rebate levels in recently awarded contracts

Benefit from Participating in WIC

- Full price sales from product purchased beyond rebated volume
- WIC contracts boost presence in hospitals and retailers

*WIC = Special Supplemental Nutrition Program for Women, Infants and Children
Source: CTS and CDC.gov and MJN company analysis as of November 2016.
In case of split Milk and Soy contracts, the map represents the Milk contract.

MeadJohnson Nutrition

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U.S. - Strong Brands and Competition 8 Invest to Drive Market Share Win with an Innovative Portfolio Drive Toddler Growth • Strong MJN Brand Equity • Science-based brain benefit highly compelling • Inherent strong infrastructure • Long history of market leadership shifts MJN’s Growth Ambition

9 Driving Success with High Value Offerings * Source: Nielsen Infant Market Share (4 week value shares) Market Share* Focus on “winning in allergy” in Western Europe Increasing diagnosis of allergies Build full portfolio in Eastern Europe EuropeCanada 10% 15% 20% 25% 30% 35% 40% 45% Competitor 1 Competitor 2

China / Hong Kong 10

China: Clear and Focused Strategy 11 Imported Baby Stores B2C Super High Premium • Preferred country of origin (e.g. the Netherlands) • Strong brand equity • Connection with Mothers • Superior science • Innovative packaging • Preferred country of origin (e.g. the Netherlands) • Strength of product portfolio • Expanding coverage • Building strong retailer relationships • Strength of product portfolio • Investment in growing B2C e-commerce • Advanced digital capabilities

2014 Q4 2015 Q3 2016 Q1 2016 Q3 Industry Channels Shifting(1) Successful MJN Portfolio Transition(2) (1) MJN analysis based on multiple sources. (2) MJN mainland China sales. China Evolving Channels 12 45% Imported Local 28% 60% 5% Modern Trade Hong Kong e-Commerce (includes cross-border) Baby Stores Category Growth MJN Market Share

Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Recent HK Protests(2) (1) MJN Hong Kong average offtake (2) News article: Ming Pao Daily, Hong Kong, Nov 7, 2016 Hong Kong Channel Expected to Diminish 13 MJN Offtake: Shift to e-commerce(1) • Expect fewer mainland visitors • Channel shift to e-commerce • Regulatory changes and unrest Online Offline

14 Growing Baby Store & B2C Presence MJN analysis based on multiple sources. 2015 YTD Sept 2016 YTD Sept Market Share + 1 point May 2016 Jun 2016 Jul 2016 Aug 2016 Sep 2016 (Enfinitas) Retail Offtake B2C Market Share Growth

(1) Guidance provided in the company’s earnings release on October 27, 2016. (2) The company is unable to reconcile 2017 non-GAAP expectations to GAAP because the following factors are not yet determinable: foreign exchange, mark-to-market pension adjustments and restructuring charges. Strategic Roadmap 15 • Operating expense reductions to support investment • Building capabilities needed for the future • Enhancing China product portfolio • Contribution from new growth initiatives • Emerging Markets expected to stabilize • China Portfolio and Channel transition completed and regulatory environment rebalances • Emerging market growth expected to normalize • Full effect of strategy and mitigation plans Transition Building Growth Momentum Drive Profitable Growth 2017 2018 & Beyond2016 2016(1) 2017(2) Reiterate guidance communicated on October 27, 2016 • Only modest constant dollar sales and EPS improvement • Expect constant dollar sales and EPS above 2016 levels

Key Takeaways 16 • Strategy Remains Compelling • Continue to Invest in Our Future • Disciplined Approach to Cost Management • Creating a Stronger and More Agile Company • Commitment to Shareholder Value Creation